UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  09/07/2005

AEOLUS PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-50481

Delaware	56-1953785
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

23811 Inverness Place
Laguna Niguel, California 92677
(Address of Principal Executive Offices, Including Zip Code)

949-481-9825
(Registrant’s Telephone Number, Including Area Code)

P.O. Box 14287
79 T. W. Alexander Drive
4401 Research Commons, Suite 200
Research Triangle Park, North Carolina 27709
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

On September 7, 2005, Aeolus Pharmaceuticals, Inc. ("Aeolus") reported results from its completed phase 1 single dose study of AEOL 10150 in 25 Patients with amyotrophic lateral sclerosis ("ALS" or "Lou Gehrig's Disease"). In addition, Aeolus announced it will initiate a multiple dose study of AEOL 10150 in patients diagnosed with ALS in the fourth quarter of this year.

A copy of the press release issued by Aeolus on September 7, 2005 announcing this event is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

AEOLUS PHARMACEUTICALS, INC.

Date: September 08, 2005.	By:	/s/ Michael P. McManus
Michael P. McManus
Chief Accounting Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated September 7, 2005